Exhibit 99.2

Turning Point Brands (NYSE: TPB)

TURNING POINT™ BRANDS

ANNUAL MEETING

April 28, 2020

| NYSE: TPB | 5201 INTERCHANGE WAY, LOUISVILLE KY | TURNINGPOINTBRANDS.COM |

 DisclaimerFORWARD LOOKING STATEMENTS  This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may generally be identified by the use of words such as "anticipate," "believe," "expect," "intend," "plan" and "will" or, in each case, their negative, or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. As a result, actual events may differ materially from those expressed in or suggested by the forward-looking statements. Factors that could cause these differences include, but are not limited to, the factors set forth in “Risk Factors” included in TPB’s annual report on Form 10-K and other reports filed with the Securities and Exchange Commission from time to time. Any forward-looking statement made by TPB in this presentation speaks only as of the date hereof. New risks and uncertainties come up from time to time, and it is impossible for TPB to predict these events or how they may affect it. TPB has no obligation, and does not intend, to update any forward-looking statements after the date hereof, except as required by federal securities laws.This presentation includes industry and market data derived from internal analyses based upon publicly available data or proprietary research and analysis, surveys or studies conducted by third parties and industry and general publications, including those by the Management Science Associates, Inc. (“MSAi”) and Nielsen Holdings, N.V. (“Nielsen”). Third-party industry and general publications, research, surveys and studies generally state that the information contained therein has been obtained from sources believed to be reliable. Although there can be no assurance as to the accuracy or completeness of the included information, we believe that this information is reliable. While we believe our internal analyses are reliable, they have not been verified by any independent sources. Any such data and analysis involve risks and uncertainties and are subject to change based on various factors, including those set forth in “Risk Factors” included in TPB’s annual report on Form 10-K and other reports filed with the Securities and Exchange Commission from time to time.NON-GAAP RECONCILIATIONThis presentation includes certain non-U.S. generally accepted accounting principles (“GAAP") financial measures, including EBITDA, Adjusted EBITDA and Net Debt. Such non-GAAP financial measures are not in accordance with, or an alternative to, financial measures prepared in accordance with GAAP. Please refer to the Appendix of this presentation for a reconciliation of EBITDA and Adjusted EBITDA to net income and Net Debt to Debt. To supplement our financial information presented in accordance with generally accepted accounting principles in the United States, or U.S. GAAP, we use non-U.S. GAAP financial measures, including EBITDA, Adjusted EBITDA and Net Debt. We believe EBITDA and Adjusted EBITDA provide useful information to management and investors regarding certain financial and business trends relating to financial condition and results of operations. Adjusted EBITDA and Net Debt are used by management to compare performance to that of prior periods for trend analyses and planning purposes and is presented to our board of directors. We believe that EBITDA and Adjusted EBITDA are appropriate measures of operating performance because they eliminate the impact of expenses that do not relate to business performance.Non-U.S. GAAP measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with U.S. GAAP. EBITDA and Adjusted EBITDA exclude significant expenses that are required by U.S. GAAP to be recorded in our financial statements and is subject to inherent limitations. In addition, other companies in our industry may calculate these non-U.S. GAAP measure differently than we do or may not calculate it at all, limiting its usefulness as a comparative measure.2

TPB: Investment Highlights

TPB Investment Highlights

Turning Point Brands (NYSE: TPB)

Resilient Core Business with Leading Brands

- Smokeless Segment: Stoker's is the leading value brand in tobacco chew with a long runway for growth in MST
- Smoking Segment: Zig-Zag is the #1 premium rolling paper brand with unparalleled brand recognition

NewGen Value Creation Potential

- Online distribution businesses give access to new customer channels
- Nu-X Ventures creates a product development engine for high-margin proprietary products
- PMTA process presents a unique opportunity to consolidate the vape market

Powerful Distribution Infrastructure

- Long-standing relationships in core convenience store channel
- Increasing brand presence through non-traditional channels (headshops, dispensaries, B2B e-commerce)
- Re-vamped brand e-commerce platforms (ZigZag.com, Nu-X.com, SolaceVapor.com)

Stable Free Cash Flow Generation

- Asset-light business model leads to high free cash flow conversion for capital deployment
- Robust pipeline of acquisition opportunities

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TURNING POINT™ BRANDS

We are an active ingredients company that develops and distributes iconic brands and products.

BROAD PORTFOLIO OF ACTIVE INGREDIENT ALTERNATIVES AND BRANDS

ZIG-ZAG®
Stoker's®

RIPTIDE®
nu-X CBD®
SOLACE.
nu-X NUTRA®
SOUTH BEACH SMOKE

BEECH-NUT EST 1897
APPALACHIA
TROPHY
DURANGO
HAVANA BLOSSOM
BIG MOUNTAIN

TURNING POINT™ BRANDS

4 | NYSE: TPB | 5201 INTERCHANGE WAY, LOUISVILLE KY | TURNINGPOINTBRANDS.COM |

Distribution Infrastructure

Turning Point Brands (NYSE: TPB)

Powerful Distribution Infrastructure

North American retail presence that reaches over ~210,000 outlets

National Distribution

National sales team selling to over 85,000 national chain stores.

Regional Sales Teams

Regional sales team selling to over 95,000 independent convenient stores

Product Sales Teams

Dedicated product sales teams and brand specific B2C/B2B platforms

B2C Distribution

Online B2C distribution platforms selling to ~1.5 million unique customers

B2B Distribution

Online B2B platform reaching ~4,000 alternative stores

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| NYSE: TPB | 5201 INTERCHANGE WAY, LOUISVILLE KY | TURNINGPOINTBRANDS.COM |

Smokeless: Stoker's Brand Equity

Turning Point Brands (NYSE: TPB)

Stoker's®

Smokeless: Iconic Brand with Sustained Growth

About Stoker's

Building brand equity for over 80 years. Stoker's is the #2 chew brand and a leading MST value brand

55%

Stoker's created the MST Tubs category and is the category leader with over 55%* share

MST TUBS

Introduced a larger tub format Moist Snuff Tobacco (MST) product driving category over the last 10+ years


Stoker's
Long Cut Wintergreen
Since 1940
WARNING: This product can cause gum disease and tooth loss.
Natural

MST Cans

Accelerating strength from distribution gains and same-store-sales growth. Significant chain launches in 2019


Long Cut Mint
Stoker's
Since 1940
WARNING: Smokeless tobacco is addictive.
Long Cut Mint
Sweeps, Coupons and More
StokersSnuff.com

Chew

#1 discount brand and #2 chew brand overall in the US. TPB's brands collectively hold ~30%* of the loose-leaf chew market


Stoker's
Tennessee Chew
Original

*Share figures per MSAi

6 | NYSE: TPB | 5201 INTERCHANGE WAY, LOUISVILLE KY | TURNINGPOINTBRANDS.COM |

TURNING POINT™ BRANDS

     Smokeless: Continued MST Distribution Gains    Smokeless: Stoker’s MST Distribution Growth  Turning Point Brands (NYSE: TPB)      | N Y S E : T P B | 5 2 0 1 I N T E R C H A N G E W A Y , L O U I S V I L L E  K Y | T U R N I N G P O I N T B R A N D S . C O M |                                        41.4 43.0  48.1  52.2  57.0 57.7 58.0  61.4 61.6 61.3 62.3 63.2 63.1  66.1  67.6 68.3 70.4  72.8    4Q15 2Q16 4Q16 2Q17 4Q17 2Q18 4Q18 2Q19 4Q19Store count excludes ~14k lower sales velocity Dollar General stores added in 2Q18.      Long Runway for Growth  Currently in stores representing~55%* of volume weighteddistribution  Additional ~30-50k stores targeted for national distribution    *Per MSAi at the end of 1Q20    7

Zig-Zag: Brand Equity
Turning Point Brands (NYSE: TPB)

Smoking: Iconic Brand with Leading Market Share

About Zig-Zag

Embedded into pop culture with a storied history that dates over 140 years

Papers

#1 premium rolling paper brand sold in the U.S. and Canada

Wraps

Market leader in MYO cigar wraps with >70%* share

New Product Launches

Continued roll-out of paper cones, unbleached and hemp rolling papers along with new product introductions

30%

Zig Zag owns >30%* of the rolling paper market in the United States




SLOW
BURNING



8 *Share figures per MSAi | NYSE: TPB | 5201 INTERCHANGE WAY, LOUISVILLE KY | TURNINGPOINTBRANDS.COM |

Zig-Zag: Growth Initiatives

Smoking: Expanding Portfolio and Sales Channels

Turning Point Brands (NYSE: TPB)

Classic Zig-Zag Products


N°225
ZIG-ZAG
SLOW BURNING
ZIG-ZAG
Qualite Superieure
BRAUNSTEIN FRERES
FRANCE
CIGARETTE PAPERS

Iconic Products with Unparalleled Recognition

"Zig Zag Orange" and "Zig Zag White" are long-standing industry staples

Growth Initiatives


ZIG-ZAG
6
ZIG-ZAG
6
UNBLEACHED CONES





New products and accessories


ZIG-ZAG WORLD

Re-vamped e-commerce platform


ZIG-ZAG


ZIG-ZAG
CONES
ZIG-ZAG
CONES

Enhanced brand presence in headshops and dispensaries; ReCreation Marketing partnership in Canada

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TURNING POINT™ BRANDS

NewGen Segment

Turning Point Brands (NYSE: TPB)

NewGen: Distribution and Nu-X Synergies

VAPOR BEAST

DIRECTVAPOR® HUGE SELECTION • LOW PRICES

nu-X ventures®

Distribution
B2B (Vapor Beast) and B2C (Direct Vapor, VaporFi) vape platforms selling third-party and proprietary products

Lower-Margin Third Party Products

Product Development
Ideation, product development and marketing arm

Higher-Margin Proprietary Brands

Market Access	**2016-2018:** New Generation (NewGen) segment formed through acquisitions of leading B2B and B2C e-commerce distribution platforms; primarily selling third-party products to customers in the vape and actives market
Product Development	**2018:** Nu-X Ventures created to develop higher-margin proprietary products and brands **2019:** Solace acquisition bolsters Nu-X Ventures team and brand portfolio; Vape distribution acquisitions streamlined
Synergy Realization	**Today:** Nu-X products sold through the NewGen and traditional TPB distribution platforms **Future:** Expected proprietary product growth as a result of market consolidation following the PMTA process

10 | NYSE: TPB | 5201 INTERCHANGE WAY, LOUISVILLE KY | TURNINGPOINTBRANDS.COM |

TURNING POINT™ BRANDS

NewGen: Nu-X Brands
Rev. Streams

Nu-X Ventures Brand Portfolio

Wide range of products with a robust development pipeline





Nu-X CBD

Broad portfolio of CBD products and form factors currently in over 6,600 locations* nationwide



Solace

Product portfolio includes e-liquids designed for open system vape devices and fast acting nicotine chew


SOLACE.

RipTide

Tobacco-free device. Gen. 2 device launch in Q2 of 2020



Nu-X Digital

Building and marketing digital sales channels for TPB brands along with enhancing social media and brand marketing outreach

*As of 1Q20

TPB: Navigating Regulated Environments

Turning Point Brands (NYSE: TPB)

Management of Regulatory Environments

Extensive experience managing regulatory regime changes

REGULATORY STRATEGY

- TPB does not sell cigarettes, the primary target of the FDA
- Working with FDA to drive expected pathway for future innovation
- Experienced team of QA, R&D, legal and scientific professionals
- Building consensus among like-minded small and mid-sized businesses to drive policy
- Regulatory changes cause significant disruption among smaller companies
- Investing $15-18 million to support proprietary brands through the PMTA process

TPB has unique capabilities to get proprietary brands through regulatory regime changes

NewGen well-positioned for growth in a transformational post-PMTA environment

12 | NYSE: TPB | 5201 INTERCHANGE WAY, LOUISVILLE KY | TURNINGPOINTBRANDS.COM |

TURNING POINT™ BRANDS

 Total Sales and Segment Breakdown      Segment Breakdown  Turning Point Brands (NYSE: TPB)        ($ in millions)  13  |  N Y S E : T P B  |  5 2 0 1 I N T E R C H A N G E W A Y , L O U I S V I L L E K Y  |  T U R N I N G P O I N T B R A N D S . C O M  |  Smokeless          Looseleaf  $47  $49  $48  $46  MST  31  35  42  54  Total Smokeless  $78  $85  $90  $100  Smoking          US Papers  $36  $38  $38  $38  Canadian Papers  11  12  14  11  Wraps  46  47  49  52  Other (Non-Core)*  18  14  10  7  Total Smoking  $111  $110  $112  $109  Core Smoking  $93  $96  $102  $102  Total NewGen  $17  $91  $131  $153  Total Net Sales  $206  $286  $333  $362   2016 2017 2018 2019  MST same store sales and distribution gains accelerating  Stable results in Core Smoking products with new initiatives in place to boost growth  Driving proprietary products through distribution assets  *Other (Non-Core) includes de-emphasized low-margin products including MYO/pipe products (discontinued in 1Q20) and Cigars

TPB: Financial Summary
Turning Point Brands (NYSE: TPB)

TPB Earnings Performance


Adjusted EBITDA
$52.4MM
$60.0MM
$64.6MM
$67.3MM
$69-75MM*
2016
2017
2018
2019
2020E

*2020E estimate based on guidance provided on February 26, 2020 and re-affirmed on April 28, 2020

14 | NYSE: TPB | 5201 INTERCHANGE WAY, LOUISVILLE KY | TURNINGPOINTBRANDS.COM |

TURNING POINT BRANDS

Asset-Light Business Model
Turning Point Brands (NYSE: TPB)

Building a Capital Efficient Business Model

Asset-light business model that generates significant free cashflow

Initiatives:

- Outsourced manufacturing of all products except Stoker's MST supports our asset-light model
- Free cash flow conversion above 90%
- Re-investment of cash flow from the stable, traditional tobacco business into NewGen product segment creates self-funded growth engine
- Capital efficiency enables investment in sales force expansion (a proven revenue driver), working capital and infrastructure to support new product launches, accretive acquisitions and strategic investments


ADJUSTED FREE CASH FLOW AND INTEREST EXPENSE
($ in millions)
Adjusted Free Cash Flow (1)
Interest Expense, Net
$49.2
$26.6
$58.0
$16.9
$62.3
$14.8
$62.5
$17.3
2016
2017
2018
2019
Adjusted Free Cash Flow Conversion: (2)
93.9%
96.6%
96.5%
92.8%

(1) Adjusted Free Cash Flow is calculated as Adjusted EBITDA less Capital Expenditures.
(2) Adjusted Free Cash Flow Conversion is calculated as (Adjusted EBITDA less Capital Expenditures) / Adjusted EBITDA.

15 | NYSE: TPB | 5201 INTERCHANGE WAY, LOUISVILLE KY | TURNINGPOINTBRANDS.COM |

TURNING POINT™ BRANDS

Our Community Initiative

Turning Point Brands (NYSE: TPB)

2020 Community Initiative: Helping fight COVID-19

100,000+

Bottles have been donated to: households, recognized medical institutions, hospitals, retail partners and elderly homes nu-x
HAND
SANITIZER
unscented

900+

Shipments made to different pharmacies, medical associations and non-profit organizations.

TPB added manufacturing capacity to produce and donate 100,000+ bottles of sanitizer to its local communities

16 | NYSE: TPB | 5201 INTERCHANGE WAY, LOUISVILLE KY | TURNINGPOINTBRANDS.COM |

TURNING POINT™ BRANDS

How it all comes together

TURNING POINT™ BRANDS

WORLD CLASS GO-TO-MARKET STRATEGY

INTEGRATED DISTRIBUTION
Consolidated distribution into Kentucky with integrated systems (1-2 days across the U.S. at low rates)

HANDS-ON MANAGEMENT
Management team is hands on with product development and go-to-market strategies

SALES FORCE & ROBUST E-COMMERCE ENGINE
Trusted relationships with retail world and eCommerce engine gets products into consumers' hands

REGULATORY STRENGTH
Significant experience navigating federal, state and local regulations for tobacco translates into alternatives products such as CBD

SOURCING TEAM
Sourcing teams in China and across North American farm networks give us best-in-class products

FINANCIAL STRENGTH
Strong balance sheet with capital flexibility for acquisitions and working capital investments

Stoker's
nu-X NUTRA
SOLACE.
ZIG-ZAG

Turning Point Brands (NYSE: TPB)

17 | NYSE: TPB | 5201 INTERCHANGE WAY, LOUISVILLE KY | TURNINGPOINTBRANDS.COM |

2020 Objectives

2020 In Focus: Strategies and Objectives

Turning Point Brands (NYSE: TPB)

Maximize the Core Business
- Drive Stoker's MST growth through increased distribution and same store sales growth
- Expand Zig-Zag's reach with new product introductions, channel specific strategies and e-commerce initiatives

Position NewGen for Profitable Growth
- Streamline vaping, maintain profitability while investing in new products via the PMTA process
- Introduce products from Nu-X Ventures into companywide distribution infrastructure

Drive Cost Efficiency
- Increased operating leverage through solid cost controls and spending efficiencies to deliver higher ROIC

Introduce Proprietary Products
- Identify and develop emerging product forms that consumers are increasingly gravitating towards

Engage in Strategic Acquisitions
- Efficiently deploy capital on accretive acquisitions to accelerate company growth

18 | NYSE: TPB | 5201 INTERCHANGE WAY, LOUISVILLE KY | TURNINGPOINTBRANDS.COM |

TURNING POINT™ BRANDS

 Appendix      Turning Point Brands (NYSE: TPB)        |  N Y S E : T P B  |  5 2 0 1 I N T E R C H A N G E W A Y , L O U I S V I L L E K Y  |  T U R N I N G P O I N T B R A N D S . C O M  |

GAAP Reconciliation

GAAP Reconciliation

Reconciliation of GAAP Net Income to Adjusted EBITDA and Free Cash Flow

($ in millions)	2016	2017	2018	2019
Net income attributable to Turning Point Brands, Inc.	$26.9	$20.2	$25.3	$13.8
Add:				
Interest expense, net	$26.6	$16.9	$14.8	$17.3
Loss on extinguishment of debt	2.8	6.1	2.4	1.3
Income tax expense	(12.0)	7.3	6.3	2.0
Depreciation expense	1.2	1.6	2.1	2.6
Amortization expense	0.1	0.7	1.0	1.5
EBITDA	**$45.6**	**$52.8**	**$51.9**	**$38.6**
Components of Adjusted EBITDA				
Other (a)	$1.5	$1.3	$0.4	$0.4
Stock options, restricted stock, and incentives expense (b)	0.2	0.7	1.4	4.6
Transactional expenses and strategic initiatives (c)	1.6	2.1	4.5	1.8
New product launch costs (d)	2.7	2.4	1.8	6.2
FDA PMTA (e)	0.0	0.0	0.0	2.2
Corporate and vapor restructuring (f)	0.0	0.6	4.6	19.2
Vendor settlement (g)	0.0	0.0	0.0	(5.5)
Bonus (h)	0.9	0.1	0.0	0.0
Adjusted EBITDA	**$52.4**	**$60.0**	**$64.6**	**$67.3**
Less: Capital Expenditures	(3.2)	(2.0)	(2.3)	(4.8)
Adjusted Free Cash Flow	**$49.2**	**$58.0**	**$62.3**	**$62.5**

(a) Represents LIFO adjustment, non-cash pension expense (income) and foreign exchange hedging.
(b) Represents non-cash stock options, restricted stock, incentives expense and Solace PRSUs.
(c) Represents the fees incurred for transaction expenses and strategic initiatives.
(d) Represents product launch costs for our new product lines.
(e) Represents costs associated with applications related to FDA PMTA.
(f) Represents costs associated with corporate and vapor restructuring including severance and inventory reserves.
(g) Represents net gain associated with the settlement of a vendor contract.
(h) Represents bonuses associated with the December 2017 Tax Cuts and Jobs Act and non-recurring compensation expenses incurred coinciding with the May 2016 IPO.

Turning Point Brands (NYSE: TPB)

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TURNING POINT™ BRANDS

THANK YOU    | N Y S E : T P B | 5 2 0 1 I N T E R C H A N G E W A Y , L O U I S V I L L E K Y | T U R N I N G P O I N T B R A N D S . C O M |    Turning Point Brands (NYSE: TPB)